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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT  REPORT


                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): October 28, 2001
                                                        (October 19, 2001)


                            HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)



          TEXAS                      0-21054                    76-0511324
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)


               120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS 77478
             (Address of Registrant's principal executive offices)



                              011-31-15-26 98 501
             (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)

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ITEM  3.  BANKRUPTCY OR RECEIVERSHIP

    On October19, 2001, Henley Healthcare,Inc. (the"Company") filed a voluntary petition (CaseNo.01-41429-H3-7) for relief under Chapter7 of Title11 of the United States Bankruptcy Court for the Southern District of Texas (the "BankruptcyCourt') which will result in a complete liquidation of the Company. The BankruptcyCourt assumed jurisdiction over the liquidation of the Company on that date and will appoint a trustee to be responsible for the liquidation of the Company's assets.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    None



                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HENLEY HEALTHCARE, INC.



October 24, 2001                                   /s/ Len de Jong
                                       ----------------------------------------
                                                       Len de Jong,
                                         President and Chief Executive Officer







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